                                                                    EXHIBIT 10.6

                         MASTER SECURED PROMISSORY NOTE
                                (Line of Credit)

$15,000,000                   Greeneville, Tennessee          September 10, 1998

         FOR VALUE RECEIVED, on or before September 10, 2000 (the "Maturity Date"), the undersigned, LANDAIR CORPORATION, a Tennessee corporation (referred to herein as "Maker"), promises to pay to the order of FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter referred to collectively as "Holder"), without grace except as provided for herein, at the office of Payee at 2841 Andrew Johnson Highway, Greeneville, Tennessee 37745, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of FIFTEEN MILLION AND NO/100THS DOLLARS ($15,000,000), or such other amount as may hereafter be outstanding hereunder, whichever is less, together with interest on the outstanding principal balance hereof from date at LIBOR plus the Applicable Margin, as calculated and adjusted in accordance with the Loan Agreement (as hereinafter defined); provided that in no event shall the rate of interest payable in respect of the indebtedness evidenced hereby exceed the maximum rate of interest from time to time allowed to be charged by applicable law (the "Maximum Rate"). Interest shall be calculated on the basis of a 360-day year for each day that all or any part of the indebtedness evidenced hereby shall be outstanding, to the extent permitted by applicable law.

         Interest only on the outstanding principal balance hereof shall be due and payable monthly, in arrears, with the first installment being payable on the first (1st) business day of the first month after the date hereof, and subsequent installments being payable on the same day of each succeeding month thereafter until the Maturity Date, at which time the entire outstanding principal balance, together with all accrued and unpaid interest, shall be due and payable in full.

         All payments in respect of the indebtedness evidenced hereby shall be made in collected funds, and shall be applied to principal, accrued interest and charges and expenses owing under or in connection with this Note in such order as Holder elects, except that payments shall be applied to accrued interest before principal.

         The indebtedness evidenced hereby may be prepaid only in accordance with the provisions of the Loan Agreement.

         Any advance by Payee to Maker that is not evidenced by another instrument or agreement between the parties shall be conclusively presumed to have been made hereunder when such advance is either (1) deposited or credited to an account of Maker with Payee, notwithstanding that such advance was requested, orally or in writing, by someone other than Maker or that someone other than Maker is authorized to draw on such account and may or does withdraw the whole or part of such advance, or (2) made in accordance with the oral or written instructions of Maker. The entire balance of all advances hereunder that may be outstanding from time to time shall constitute a single indebtedness, and no single advance increasing the outstanding balance hereof shall itself be considered a separate loan, but rather an increase in the aggregate outstanding balance of the indebtedness evidenced hereby.

         Time is of the essence of this Note. It is hereby expressly agreed that in the event that any Event of Default, as defined in that certain Loan and Security Agreement of even date herewith, by and between Maker and Payee (the "Loan Agreement"), shall occur; or should any default or event of default occur under any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby, subject to applicable cure periods; then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, under the Loan Agreement or under any other instrument, document or agreement now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any default as set forth herein, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at a rate (the "Default Rate") equal to the lesser of (i) the rate that is four percentage points (4%) in excess of Payee's Base Rate, as it varies from time to time, or (ii) the Maximum Rate, regardless of whether there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default.

         To the extent permitted by applicable law, Maker shall pay to Holder a late charge equal to four percent (4%) of any monthly payment hereunder that is not received by Holder within fifteen (15) days of the date on which it is due, in order to cover the additional expenses incident to the handling and processing of delinquent payments; provided, however, that nothing in this provision shall be deemed to waive any other right or remedy of the Holder hereof by reason of Maker's failure to make payments when due hereunder.

         In the event this Note is placed in the hands of an attorney for collection or for enforcement or protection of the security, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby or the enforcement or protection of the security, Maker and any indorsers hereof agree to pay a reasonable attorney's fee, all court and other costs, and the reasonable costs of any other collection efforts.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. Unless otherwise specifically agreed by Holder in writing, the liability of Maker and all other persons now or hereafter liable for payment of the indebtedness evidenced hereby, or any portion thereof, shall not be affected by (1) any renewal hereof or other extension of the time for payment of the indebtedness evidenced hereby or any amount due in respect thereof, (2) the release of all or any part of any collateral now or hereafter securing the payment of the indebtedness evidenced hereby or any portion thereof, or (3) the release of or resort to any person now or hereafter liable for payment of the indebtedness evidenced hereby or any portion thereof. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         The indebtedness and other obligations evidenced by this Note are further evidenced and/or secured by (1) the Loan Agreement, (2) the Guaranty Agreement dated as of the dated hereof executed by Landair Transport, Inc., Volunteer Adjustment, Inc. and Landair Transportation Properties, Inc. (the "Guarantors"), (3) the Security Agreement dated as of the date hereof executed by the Guarantors, (4) a Pledge and Security Agreement dated as of the date hereof executed by the Maker, and (5) certain other instruments and documents as more particularly described in the Loan Agreement.

         All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the interest and loan charges agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. If for any reason whatsoever the interest or loan charges paid or contracted to be paid in respect of the indebtedness evidenced hereby shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then, ipso facto, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by Holder that exceed such maximum amounts shall be applied to the reduction of the principal balance remaining unpaid hereunder and/or refunded to Maker so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced hereby exceed the maximum amounts permitted from time to time by applicable law. This provision shall control every other provision in any and all other agreements and instruments now existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, except to the extent that Federal law may be applicable to the determination of the Maximum Rate.

         As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officer as of the date first above written.


                                        MAKER:


                                        LANDAIR CORPORATION


                                        By:    /s/   E. R. Brown
                                               ---------------------------------
                                        Title: President
                                               ---------------------------------